UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

‘Date of report (date of earliest event reported): June 25, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 29, 2015, HeartWare International, Inc. (the “Company”) effected an amendment (the “Plan Amendment”) to its 2012 Incentive Award Plan (the “Plan”) to increase the number of shares of the Company’s common stock available for issuance under the Plan by 1.1 million shares. The material terms of the Plan and the Plan Amendment are described in the Company’s 2015 Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015, and are incorporated herein by reference. The Company’s Board of Directors approved the Plan Amendment on March 5, 2015 and the Company’s stockholders approved the Plan Amendment and Plan on June 4, 2015 at the Company’s Annual Meeting of Stockholders. The foregoing description of the Plan Amendment is qualified in its entirety by the Plan Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Voting results of the Company’s Annual Meeting of Stockholders are described on the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2015 and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 25, 2015, the Company filed a Certificate of Amendment (the “Charter Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware increasing the number of its authorized shares of common stock from 25 million shares to 50 million shares. The Charter Amendment became effective upon filing. The Company’s stockholders approved the Charter Amendment at the Company’s Annual Meeting of Stockholders at which approximately 88% of the Company’s outstanding common stock voted in favor of the Charter Amendment. The foregoing description of the Charter Amendment is qualified in its entirety by the Charter Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. Voting results of the Company’s Annual Meeting of Stockholders are described on the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2015 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of HeartWare International, Inc., dated June 25, 2015

10.1	Amendment No. 1 to the HeartWare International, Inc. 2012 Incentive Award Plan, dated June 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: June 29, 2015	By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of HeartWare International, Inc., dated June 25, 2015

10.1	Amendment No. 1 to the HeartWare International, Inc. 2012 Incentive Award Plan, dated June 29, 2015